UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	October 6, 2005

First Business Financial Services, Inc.
(Exact name of Registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant's Telephone Number)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

        On October 6, 2005, First Business Financial Services, Inc. announced that its common stock has been approved for listing on the NASDAQ National Market under the symbol FBIZ. Trading of First Business Financial Services, Inc. stock will begin on October 7, 2005. First Business Financial Services, Inc. is furnishing as Exhibit 99 a copy of the Company’s news release announcing the NASDAQ listing.

Item 9.01.      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of First Business Financial Services, Inc., dated October 6, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: October 6, 2005	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial Officer

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K
Dated October 6, 2005

Exhibit
Number

(99)	Press Release of First Business Financial Services, Inc., dated October 6, 2005.

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